UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2012

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On September 6, 2012, the Audit Committee of Ferrellgas, Inc. approved the appointment of Grant Thornton LLP ("Grant Thornton") to serve as the independent registered public accounting firm of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. and Ferrellgas Finance Corp. (collectively the "Registrants") for the fiscal year ending July 31, 2013. Deloitte & Touche LLP ("Deloitte") was notified on September 6, 2012, that it would not be retained as the Registrants' independent registered public accounting firm for the fiscal year ending July 31, 2013. Deloitte’s engagement as the Registrants' independent registered public accounting firm to audit the Registrants' consolidated financial statements for the fiscal year ended July 31, 2012 was unaffected by the selection of Grant Thornton, as Deloitte’s dismissal became effective upon the filing of the Registrants' Annual Report on Form 10-K for the fiscal year ended July 31, 2012. On October 1, 2012, the Registrants filed their Form 10-K for the fiscal year ended July 31, 2012, and accordingly Deloitte’s term as the Registrants' independent registered public accounting firm has ended.

The audit reports of Deloitte on the Registrants' financial statements as of and for the years ended July 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Deloitte on the effectiveness of Ferrellgas Partners, L.P.'s internal control over financial reporting as of July 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended July 31, 2012 and 2011, and the subsequent interim period through the filing of the Registrants' Form 10-K for the fiscal year ended July 31, 2012 on October 1, 2012, there were (i) no disagreements between the Registrants and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrants provided Deloitte with a copy of this Form 8-K/A, and requested Deloitte to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated October 4, 2012, is filed as Exhibit 16.1 to this Form 8-K/A.

(b)On September 6, 2012, the Audit Committee of Ferrellgas, Inc. approved the selection of Grant Thornton to serve as the Registrants' independent registered public accounting firm for the fiscal year ending July 31, 2013. The effective date of Grant Thornton’s engagement as the Registrant’s independent registered public accounting firm for the fiscal year ending July 31, 2013 is October 1, 2012. During the two fiscal years ended July 31, 2012 and 2011, and the subsequent interim period through October 1, 2012, the Registrants have not consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrants' consolidated financial statements, and neither a written report was provided to the Registrants or oral advice was provided that Grant Thornton concluded was an important factor considered by the Registrants in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

October 4, 2012	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

October 4, 2012	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

October 4, 2012	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

October 4, 2012	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

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Exhibit Index

Exhibit No.	Description

16.1	Deloitte & Touche LLP letter regarding change in certifying accountant